UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2012
WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)

123 West Mills Avenue, Suite 200 El Paso, Texas 79901 (Address of principal executive offices)

(915) 534-1400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2012, Western Refining, Inc. (the “Company”) appointed Sigmund L. Cornelius to its Board of Directors (the “Board”) and to the Board’s Compensation and Nominating and Corporate Governance committees. His appointment is effective as of January 3, 2012, and increases the number of Board members from eight to nine members.  There are no arrangements or understandings between Mr. Cornelius and any other person pursuant to which he was selected as a director of the Company.  Mr. Cornelius joins the Board as a Class I director, and will stand for re-election by a vote of stockholders at the Company's 2012 annual meeting of stockholders.

Mr. Cornelius does not have a direct or indirect material interest in any currently proposed transaction to which the Company is a party, nor has Mr. Cornelius had a direct or indirect material interest in any such transaction since the beginning of the Company's last fiscal year.

Mr. Cornelius will receive an annual retainer of $45,000 and an additional fee of $1,500 for each Board and committee meeting that he attends, in accordance with the Company's compensation arrangements for non-employee directors. In addition, Mr. Cornelius will receive grants of restricted share units under the Company's 2010 Incentive Plan in an amount equal to $100,000 upon joining the Board and at each annual meeting, which grants will be based on the closing market price on the date of grant and will vest in one year.

On January 4, 2012, the Company issued a press release announcing the appointment of Mr. Cornelius to the Company's Board and to the Board’s Compensation and Nominating and Corporate Governance committees.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On January 4, 2012, the Company issued a press release announcing that Company management will be conducting one-on-one investor meetings at the US Independent Refining Conference hosted by Deutsche Bank on January 5, 2012.  The meeting materials will be available beginning Thursday, January 5, 2012, on the Investor Relations section of Western Refining’s website at www.wnr.com.  The presentation will be archived and remain available on www.wnr.com until February 28, 2012.  A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01    Other Events.

On January 3, 2012, the Company’s Board approved a cash dividend of $0.04 per share of common stock for the first quarter of 2012.  The dividend will be paid on February 13, 2012, to shareholders of record at the close of market on January 19, 2012.  On January 4, 2012, the Company issued a press release announcing this cash dividend.  A copy of this press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The information contained in Items 7.01 and 8.01 of this Current Report on Form 8-K (including Exhibits 99.2 and 99.3) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Items 7.01 and 8.01 of this Current Report on Form 8-K (including Exhibits 99.2 and 99.3) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01    Financial Statements and Other Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release dated January 4, 2012, announcing the appointment of Mr. Cornelius to the Company’s Board and the Board’s Compensation and Nominating and Corporate Governance committees.

99.2	Press Release dated January 4, 2012, announcing the Company’s participation in the US Independent Refining Conference.

99.3	Press Release dated January 4, 2012, announcing a cash dividend for the first quarter 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By:	/s/ Gary R. Dalke
	Name:	Gary R. Dalke
	Title:	Chief Financial Officer

Dated: January 4, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 4, 2012, announcing the appointment of Mr. Cornelius to the Company’s Board and the Board’s Compensation and Nominating and Corporate Governance committees.

99.2	Press Release dated January 4, 2012, announcing the Company’s participation in the US Independent Refining Conference.

99.3	Press Release dated January 4, 2012, announcing a cash dividend for the first quarter 2012.